UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  December 3, 2009

Chicago Rivet & Machine Co.
(Exact name of Registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation) 901 Frontenac Road Naperville, Illinois (Address of principal executive offices)	000-01227 (Commission File Number)	36-0904920 (I.R.S. Employer Identification No.) 60563 (Zip Code)

Registrant’s telephone number, including area code:  (630) 357-8500

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.        Material Modification to Rights of Security Holders.

Item 5.03.        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the expiration on December 2, 2009, at 5:00 P.M. New York City time, of the rights issued pursuant to the Rights Agreement, dated as of November 22, 1999, by and between Chicago Rivet & Machine Co. (the “Company”) and First Chicago Trust Company of New York, as rights agent (the “Former Rights Agreement”), on December 3, 2009, the Company filed a Statement of Resolution (the “Elimination Statement”) with the Secretary of State of the State of Illinois (the “Secretary of State”) pursuant to Section 6.10 of the Illinois Business Corporation Act of 1983 (the “IBCA”). The filing of the Elimination Statement was authorized by the Board of Directors of the Company in accordance with the provisions of the Articles of Incorporation of the Company, as amended (the “Articles of Incorporation”), and the IBCA. The Statement of Elimination has the effect of eliminating from the Articles of Incorporation all matters set forth in the Statement of Resolution Establishing Series of Shares of Series A Junior Participating Preferred Stock of the Company, previously filed by the Company with the Secretary of State on December 3, 1999 (the “1999 Statement of Resolution”). The 20,000 shares of Series A Junior Participating Preferred Stock, no par value per share, of the Company previously reserved for issuance under the Former Rights Agreement and governed by the 1999 Statement of Resolution resumed their status as authorized but unissued shares of preferred stock of the Company upon the filing of such statement by the Secretary of State. A copy of the Statement of Elimination is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

As previously disclosed, in connection with the expiration of the rights issued pursuant to the Former Rights Agreement, the Company entered into a new Rights Agreement with Continental Stock Transfer & Trust Company, as rights agent, on November 16, 2009 (the “New Rights Agreement”). To implement the New Rights Agreement, on December 3, 2009, the Company filed a new Statement of Resolution Establishing Series of Shares of Series A Junior Participating Preferred Stock of the Company (the “New Statement of Resolution”) with the Secretary of State pursuant to Section 6.10 of the IBCA. The filing of the New Statement of Resolution was authorized by the Board of Directors of the Company in accordance with the provisions of the Articles of Incorporation and the IBCA. The New Statement of Resolution authorizes the creation of a new series of 20,000 shares of Series A Junior Participating Preferred Stock, no par value per share, of the Company, to be reserved for issuance under the New Rights Agreement upon the filing of such statement by the Secretary of State. A copy of the New Statement of Resolution is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

A copy of the New Rights Agreement was filed on November 20, 2009, with the Securities and Exchange Commission as Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated November 16, 2009.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

3.1	Statement of Resolution Establishing Series of Shares of Series A Junior Participating Preferred Stock of Chicago Rivet & Machine Co., dated as of December 3, 2009

3.2	Statement of Resolution Establishing Series of Shares of Series A Junior Participating Preferred Stock of Chicago Rivet & Machine Co., dated as of December 3, 2009

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2009	CHICAGO RIVET & MACHINE CO.

	By:	/s/ Michael J. Bourg
		Name:	Michael J. Bourg
		Title:	President, Chief Operating Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Statement of Resolution Establishing Series of Shares of Series A Junior Participating Preferred Stock of Chicago Rivet & Machine Co., dated as of December 3, 2009

3.2	Statement of Resolution Establishing Series of Shares of Series A Junior Participating Preferred Stock of Chicago Rivet & Machine Co., dated as of December 3, 2009